EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10‑Q for the quarter ended September 30, 2019 (the “Report”) by Sequential Brands Group, Inc. (“Registrant”), the undersigned hereby certifies that, to the best of their knowledge:

1.   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: November 12, 2019	/s/ Chad Wagenheim
Chad Wagenheim
President (Principal Executive Officer)

Date: November 12, 2019	/s/ Peter Lops
Peter Lops
Chief Financial Officer (Principal Financial and Accounting Officer)